EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MAY 1, 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011

This Supplement updates certain information contained in the above-referenced Statement of Additional Information, as supplemented (“SAI”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a portfolio manager change to the EQ/BlackRock Basic Value Equity Portfolio (“Portfolio”).

Kurt Schansinger of BlackRock Investment Management, LLC no longer serves as a portfolio manager of the Portfolio.” References to Kurt Schansinger in Appendix C of the SAI are deleted.

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